
                                                     TOYOTA MOTOR CREDIT CORPORATION
                                     SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-B OWNER TRUST
                     DISTRIBUTION DATE OF MARCH 17, 2003 FOR THE COLLECTION PERIOD FEBRUARY 1, 2003 THROUGH FEBRUARY 28, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Subordinated
                                                  Class A-1         Class A-2          Class A-3        Class A-4      ------------
                                                  ---------         ---------          ---------        ---------        Seller's
                             Total                 Balance           Balance            Balance          Balance         Interest
------------------------------------------------------------------------------------------------------------------------------------

POOL DATA - ORIGINAL
DEAL PARAMETERS
--------------------
  Securities Balance    $1,552,000,000.00        $444,000,000.00   $387,000,000.00  $457,000,000.00  $264,000,000.00
  Subordinated
    Seller's Interest      $48,001,788.00                                                                            $48,001,788.00
  Receivables Pool
    Balance             $1,600,001,788.00
  Principal Factor             1.00000000             1.00000000        1.00000000       1.00000000       1.00000000
  Rate                                                  1.91375%             2.79%            3.76%            4.39%
  Final Scheduled
    Payment Date                                   June 16, 2003 December 15, 2004    June 15, 2006     May 15, 2009   May 15, 2009
  Number of Contracts             102,386
  Weighted Average
    A.P.R.                          7.24%
  Weighted Average
    Remaining Term                 51.97 months
  Servicing Fee Rate                1.00%



POOL DATA - PRIOR
MONTH
-----------------
  Securities Balance    $1,052,466,265.25                  $0.00   $331,466,265.25  $457,000,000.00  $264,000,000.00
  Subordinated
    Seller's Interest      $45,568,440.28                                                                            $45,568,440.28
  Receivables Pool
    Balance             $1,098,034,705.53
  Securities Pool
    Factor                     0.67813548             0.00000000        0.85650198       1.00000000       1.00000000     0.94930714
  Number of Contracts              84,060
  Weighted Average
    A.P.R.                          7.24%
  Weighted Average
    Remaining Term           43.76 months
  Precompute and
    Simple Interest
    Advances                $2,045,373.15
  Payahead Account
    Balance                   $305,267.42
  Interest Shortfall                $0.00                  $0.00             $0.00            $0.00            $0.00
  Principal Shortfall               $0.00                  $0.00             $0.00            $0.00            $0.00



POOL DATA - CURRENT
MONTH
-------------------
  Securities Balance    $1,010,602,660.01                  $0.00   $289,602,660.01  $457,000,000.00  $264,000,000.00
  Subordinated
    Seller's Interest      $43,755,879.39                                                                            $43,755,879.39
  Receivables Pool
    Balance             $1,054,358,539.40
  Securities Pool
    Factor                     0.65116151             0.00000000        0.74832729       1.00000000       1.00000000    0.911546865
  Number of Contracts              82,158
  Weighted Average
    A.P.R.                          7.24%
  Weighted Average
    Remaining Term                  42.97 months
  Precompute and Simple
    Interest Advances       $1,925,611.10
  Payahead Account
    Balance                   $274,599.56


  Interest Shortfall                $0.00                  $0.00             $0.00            $0.00            $0.00
  Principal Shortfall               $0.00                  $0.00             $0.00            $0.00            $0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RESERVE ACCOUNT
---------------
  Initial Deposit Amount                                                                                                      $0.00
  Specified Reserve Account Percentage                                                                                        0.00%
  Specified Reserve Account Amount                                                                                            $0.00
  Specified Reserve Account Percentage (IF CONDITION I OR II MET)                                                             3.50%
  Specified Reserve Account Amount (IF CONDITION I OR II MET)                                                        $35,371,093.10

  Beginning Balance                                                                                                           $0.00

  Total Withdraw                                                                                                              $0.00
  Amount Available for Deposit to the Reserve Account                                                                 $1,615,063.96
                                                                                                                  ------------------
  Reserve Account Balance Prior to Release                                                                            $1,615,063.96
  Reserve Account Required Amount                                                                                             $0.00
  Reserve Account Release to Seller                                                                                   $1,615,063.96
                                                                                                                  ------------------
  Ending Reserve Account Balance                                                                                              $0.00
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
REVOLVING LIQUIDITY NOTE
------------------------
  Total Amount Available                                                                                              $8,000,009.00
  Beginning of Period Balance                                                                                                 $0.00
  Draws                                                                                                                       $0.00
  Reimbursements                                                                                                              $0.00
                                                                                                                 -------------------
  End of Period Balance                                                                                                       $0.00

  Current Period Undrawn Amount                                                                                       $8,000,009.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------




LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
--------------------------------------------
                                                                                                     Vehicles            Amount
                                                                                                     --------            ------
   Liquidated Contracts                                                                                62

   Gross Principal Balance of Liquidated Receivables                                                                    $770,593.76
   Net Liquidation Proceeds Received During the Collection Period                                                      ($278,527.36)
   Recoveries on Previously Liquidated Contracts                                                                         ($9,748.24)
                                                                                                                --------------------
   Aggregate Credit Losses for the Collection Period                                                                    $482,318.16
                                                                                                                --------------------
   Cumulative Credit Losses for all Periods                                                            274            $1,722,851.79
                                                                                                       ---      --------------------

   Repossessed in Current Period                                                                       46
                                                                                                       --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                           Annualized Average
FOR EACH COLLECTION PERIOD:                                                                                         Charge-Off Rate
     Second Preceding Collection Period                                                                                       0.29%
     First Preceding Collection Period                                                                                        0.31%
     Current Collection Period                                                                                                0.54%
------------------------------------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
--------------
 Three Month Average                                                                                                          0.38%
 Charge-off Rate Indicator ( > 2.25%)                                                                             CONDITION NOT MET
------------------------------------------------------------------------------------------------------------------------------------


DELINQUENT AND REPOSSESSED CONTRACTS
------------------------------------
                                                                              Percent   Contracts     Percent            Amount
                                                                              -------   ---------     -------            ------
  31-60 Days Delinquent                                                        0.71%        585        0.84%          $8,889,878.75
  61-90 Days Delinquent                                                        0.19%        154        0.23%          $2,459,445.38
  Over 90 Days Delinquent                                                      0.23%        190        0.25%          $2,660,203.71
                                                                                          -----                     ----------------
  Total Delinquencies                                                                       929                      $14,009,527.84
                                                                                          =====                     ================

  Repossessed Vehicle Inventory                                                             101 *

* Included with delinquencies above


RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                          0.39%
  First Preceding Collection Period                                                                                           0.42%
  Current Collection Period                                                                                                   0.42%

------------------------------------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
 Three Month Average                                                                                                          0.41%
 Delinquency Percentage Indicator ( > 2.25%)                                                                      CONDITION NOT MET
------------------------------------------------------------------------------------------------------------------------------------

                                                 TOYOTA MOTOR CREDIT CORPORATION
                                    SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-B OWNER TRUST
                DISTRIBUTION DATE OF MARCH 17, 2003 FOR THE COLLECTION PERIOD FEBRUARY 1, 2003 THROUGH FEBRUARY 28, 2003


------------------------------------------------------------------------------------------------------------------------------------

                                                        Class A-1     Class A-2     Class A-3      Class A-4        Subordinated
                                                        ---------     ---------     ---------      ---------     ------------------
                                          Total          Balance       Balance       Balance        Balance       Seller's Interest
------------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
  Principal Payments Received            $42,905,572.37
  Interest Payments Received              $6,269,897.63
  Net Precomputed Payahead Amount            $30,667.86
  Aggregate Net Liquidation
    Proceeds Received                       $288,275.60
  Principal on Repurchased Contracts              $0.00
  Interest on Repurchased Contracts               $0.00
                                    -------------------
  Total Collections                      $49,494,413.46
  Net Simple Interest Advance Amount       ($143,542.55)
  Net Precomputed Advance Amount             $23,780.50
                                    -------------------
  Total Available Amount                 $49,374,651.41

AMOUNTS DUE
-----------
  Servicing Fee                             $915,028.92
  Accrued and Unpaid Interest             $3,168,392.40
  Principal                              $43,676,166.13
  Reserve Account                         $1,615,063.96
                                    -------------------
  Total Amount Due                       $49,374,651.41

ACTUAL DISTRIBUTIONS


  Servicing Fee                             $915,028.92
  Interest                                $3,168,392.40   $0.00      $770,659.07  $1,431,933.33   $965,800.00           N/A
  Principal                              $43,676,166.13   $0.00   $41,863,605.24          $0.00         $0.00       $1,812,560.89
  Reserve Account                         $1,615,063.96
                                    -------------------   -----   --------------  -------------   ------------      ----------------
  Total Amount Distributed               $49,374,651.41   $0.00   $42,634,264.31  $1,431,933.33   $965,800.00       $1,812,560.89
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN
-----------------------------------

Precomputed Contracts
---------------------
  Scheduled Principal Collections                                                         $694,249.94
  Prepayments in Full                                       116 contracts                 $313,593.26
  Repurchased Receivables Principal                                                             $0.00
  Payments Behind/Ahead on Repurchased Receivables                                              $0.00
  Total Collections                                                                     $1,059,506.98
  Advances - Reimbursement of Previous Advances                                                 $0.00
  Advances - Current Advance Amount                                                        $23,780.50
  Payahead Account - Payments Applied                                                      $30,667.86
  Payahead Account - Additional Payaheads                                                       $0.00

Simple Interest Contracts
--------------------------
  Collected Principal                                                                  $25,441,162.05
  Prepayments in Full                                      1724 contracts              $16,456,567.12
  Collected Interest                                                                    $6,218,233.85
  Repurchased Receivables Principal                                                             $0.00
  Repurchased Receivables Interest                                                              $0.00
  Advances - Reimbursement of Previous Advances                                           $143,542.55
  Advances - Current Advance Amount                                                             $0.00
------------------------------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ Lloyd Mistele
------------------------------------------------------
Lloyd Mistele
Vice President - Treasury


                                     Page 2